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                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund
                       n/i numeric investors Growth Fund
                      n/i numeric investors Mid Cap Fund
                  n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)

                         Supplement dated May 10, 2004
                     to Prospectus dated December 31, 2003

Revisions relating to the re-opening of the n/i numeric investors Emerging Growth Fund and the n/i numeric investors Small Cap Value Fund for a limited period of time.

   The fifth paragraph under the caption "CAPITAL LIMITATION" on page 2 of the prospectus and the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 3 of the prospectus are deleted in their entirety and replaced with the following:

      Effective May 17, 2004, the n/i numeric investors Emerging Growth Fund will re-open to investments by new and existing shareholders for five business days, or until the Emerging Growth Fund has received an additional $5 million in assets, whichever occurs sooner. Thereafter, the Emerging Growth Fund will be closed to new investments, subject to the general limitations described above.

   The sixth paragraph under the caption "CAPITAL LIMITATION" on page 2 of the prospectus and the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 10 of the prospectus are deleted in their entirety and replaced with the following:

      Effective May 17, 2004, the n/i numeric investors Small Cap Value Fund will re-open to investments by new and existing shareholders for five business days, or until the Small Cap Value Fund has received an additional $5 million in assets, whichever occurs sooner. Thereafter, the Small Cap Value Fund will be closed to most investments by new and existing shareholders, except that 1) existing shareholders currently investing through an Automatic Investment Plan may continue to invest through such Plan, 2) participants in employer-sponsored retirement plans currently investing through intermediaries may continue to invest through those retirement plans and 3) shareholders investing through certain registered investment advisers may continue to invest through these advisers subject to the provisions set forth in the Statement of Additional Information. Distributions to all shareholders of the n/i numeric investors Small Cap Value Fund will continue to be reinvested unless a shareholder has elected otherwise.

              Please retain this Supplement for future reference.